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                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of The Rowe Companies of our report, dated January 8, 1999, on the consolidated financial statements of The Rowe Companies, which report appears in The Rowe Companies' Annual Report on Form 10-K for the fiscal year ended November 29, 1998.



                              /S/ BDO Seidman, LLP


High Point, North Carolina
July 7, 1999